Exhibit 10.3

NOTE EXCHANGE AGREEMENT

This Note Exchange Agreement (this "Agreement"), dated as of this 11 day of April, 2014, is made by and between Las Vegas Railway Express, Inc., a Delaware corporation (the "Company"), and Cowen Overseas Investment LP (the "Investor").

BACKGROUND
WHEREAS, the Investor and the Company entered into that certain Purchase Agreement   dated   as  of  November   22,   2013   (the  "Purchase   Agreement")   pursuant  to which,  among  other things, the Company  issued  to  the Investor  on November 22, 2013 a 10% Senior Secured Convertible Promissory  Note  in the  aggregate  principal amount of $1,750,000.00 (the "Old Note"); and

WHEREAS , the Investor and the Company desire to exchange the Old Note (including principal and all accrued interest and any other amounts owing thereunder) for a 10% Senior Secured Convertible Promissory Note of the Company in the aggregate principal amount of $2,000,000.00 substantially in the form attached as Exhibit  A  to this Agreement (the "New Note").

AGREEMENT

NOW , THEREFORE, in consideration of the promises  and  other  good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged , the Investor  and  the Company,  intending to be legally bound , hereby  agree as follows:

1. Cancellation of Old Note. Subject to the delivery of the New Note as contemplated by Section 2 hereof, the Investor hereby agrees to the cancellation and termination of the Old Note and the Investor waives and releases any obligation of the Company, now or at any time in the future, relating to the Old Note. As evidence of the cancellation and termination of the Old Note, simultaneously with the execution and delivery of this Agreement, the Investor is delivering to the Company the Old Note for cancellation and shall execute any and all other documents reasonably requested by the Company to evidence the cancellation of the Old Note.

2. Issuance of New Note. In consideration for the cancellation and termination of the Old Note as set forth in Section 1 hereof, the Company hereby delivers to the Investor the New Note. The New Note shall have a maturity date of November 30, 2014, and shall be convertible into shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock"), at an initial conversion price of $0.45, as more fully set forth in the New Note.

3. Grant of Security Interest; Release of Collateral. The obligations of the Company under the New Note shall be secured to the same extent as were the obligations of the Company under the Old Note, as more specifically set forth in that certain Security Agreement dated as of November 22, 2013 between the Company and the Investor (as amended from time to time, including, without limitation, by the Security Amendment described below, the "Security Agreement"); provided, however, that the collateral securing the Company's obligations under the New Note shall not include the "Rolling Stock" listed on Schedule I to the Security Agreement. To reflect the grant by the Company of a security interest to secure its obligations under the New Note, and the agreement of the parties to release the "Rolling Stock" listed on Schedule I to the Security Agreement as collateral for such obligations, the Company and the Investor are entering into a First Amendment to Security Agreement and Partial Release of Collateral simultaneously with the execution and delivery of this Agreement (the "Security Amendment").

4. Representations   and   Warranties   of  the   Company.    The Company  hereby makes the following representations and warranties to the Investor:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the New Note, the Security Agreement and the Security Amendment (collectively, and together with any other documents or agreements executed in connection with the transactions contemplated hereby, the "Transaction Documents"), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each of this Agreement and the other Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.
(b) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination , amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation , order, judgment , injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) , or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Payments of cash on account of principal of or interest under the New Note, upon any event of default under the New Note, as a result of liquidated damages under this Agreement or any of the other Transaction Documents will not require the consent of, any payment to, or the springing of any lien in favor of any lender to or creditor of the Company or any Subsidiary (under a credit facility, loan agreement or otherwise) and will not result in a default under any such credit facilities, loans or other agreements. For purposes of this Section 4(b), (A) "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document , (ii) a material and adverse effect on the results of operations, assets, prospects , business or condition (financial or otherwise) of the Company and its Subsidiaries or (iii) an adverse imparmnent to the Company's ability to timely perform its obligations under any Transaction Document; and (B) "Subsidiary" means each of the subsidiaries of the Company included in the reports, forms and other information required to be filed by the Company with the Commission under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) of the Exchange Act, during the twelve months preceding the date of this Agreement.

(c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement or any other Transaction Document , other than (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Securities and Exchange Commission (the "Commission") under Regulation D of the Securities Act, (iii) the filing of a Current Report on Form 8-K with the Commission disclosing the material terms of this Agreement and the other Transaction Documents (but not including the name of the Investor) and (iv) those that have been made or obtained prior to the date of this Agreement.

(d) Issuance of the New Note. The New Note has been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable , free and clear of all liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock equal to 150% of the shares of Common Stock required to comply with its conversion obligations under the New Notes calculated as of the date hereof.

(e) Ratification    and    Confirmation.      Except   as   otherwise   set  forth herein or in the schedules and exhibits hereto, the representations  and warranties of the Company made in  the  Purchase  Agreement  remain  true,  complete  and  correct in all material respects as if made on the date hereof.

5. Representations    and   Warranties   of   the   Investor.   e Investor hereby represents and warrants to the Company as follows:

(a) Organization; Authority. The Investor is an entity duly organized , validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate or, if the Investor is not a corporation , such partnership , limited liability company or other appl icable like action , on the part of the Investor. This Agreement and the other Transaction Documents to which the Investor is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization , moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors ' rights and remedies or by other equitable principles of general application.
(b) Investment Intent. The Investor is acquiring the New Note as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such New Note or any part thereof, without prejudice, however, to the Investor 's right at all times to sell or otherwise dispose of all or any part of such New Note in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the New Note for any period of time. The Investor is acquiring the New Note hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any person to distribute all or any portion of the New Note.
(c) Investor   Status.    At  the  time  the  Investor  was  offered     the  New Note, it was, and at the date hereof it is, an  "accredited  investor" as defined  in Rule 501(a) under the Securities  Act.  The Investor is not a  registered  broker-dealer under Section 15 of the Exchange Act

(d) General   Solicitation.    The  Investor  is  not  acquiring  the New  Note as  a  result  of  any  advertisement,  article,  notice  or  other    communication   regarding the New Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Access to Information. The Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company  concerning  the  terms  and conditions of the offering of the New Note and the merits  and  risks  of investing  in  the New Note; (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of  operations, business, properties ,  management and prospects sufficient to enable it to evaluate its investment ; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to  make  an  informed  decision  with respect to the acquisition of the New Note. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor  or its representatives  or  counsel shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Company's representations and warranties  contained  in  this Agreement.

(f) Independent Investment Decision. The Investor has independently evaluated the merits of its decision to acquire the New Note pursuant to this Agreement , and the Investor confirms that it has not relied on the advice of any other person 's business and/or legal counsel in making such decision .

(g) Status of Old Note. The Investor is the sole record and beneficial owner of the Old Note and is acting on its own behalf and for its own account in exchanging the Old Note for the New Note. The Investor has not sold, assigned , participated , endorsed, transferred or deposited under any agreement, or hypothecated or pledged for any loan or otherwise transferred in any manner, the Old Note, and has not signed any power of attorney, endorsement or other assignment or authorization respecting the Old Note which is now outstanding and in force.
The Company acknowledges and agrees that the Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 5.
6. Affirmative Covenants. The Company hereby acknowledges and agrees that any and all of its covenants, agreements, obligations, commitments and acknowledgements with respect to the Old Note and the "Underlying Shares" as set forth in Sections 4.1 through 4.8 of the Purchase Agreement , including, without limitation , the Company's obligations pursuant to Section 4.1 (c) of the Purchase Agreement , all of which are incorporated herein by reference, shall apply equally and with full force and effect to the New Notes and the shares of Common Stock issuable upon conversion of the New Notes .
7. Negative Covenants. The Company hereby acknowledges and agrees that, from and after the date hereof until the date that the New Note has either been repaid in its entirety and/or converted entirely into Common Stock, the Company shall be bound according to all of the restrictions set forth in Article V of the Purchase Agreement , the terms and provisions of which are incorporated herein by reference, unless and until any such restriction shall have been expressly waived in writing by the Investor.
8. Indemnification. The Company will indemnify and hold the Investor and its directors, officers, shareholders, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies , damages, costs and expenses, including all judgments , amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation , breach or inaccuracy of any representation , warranty, covenant or agreement made by the Company in this Agreement or any other Transaction Document. In addition to the indemnity contained herein, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation , preparation and travel m connection therewith) incurred in connection therewith , as such expenses are incurred.

9.  Miscellaneous.

(a) Entire Agreement. This Agreement and the other Transaction Documents, together with the exhibits and schedules thereto, along with the Purchase Agreement and any other documents expressly referenced herein or therein, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations , oral or written , with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
(b) Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision , condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
(c) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any or all of its rights under this Agreement to any person to whom the Investor assigns or transfers the New Note, provided such transferee agrees in writing to be bound, with respect to the New Note, by the provisions hereof that apply to the "Investor."
(e) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(f) Governing Law. All questions concerning the construction , validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York , without regard to the principles of conflicts of law thereof. Each party agrees that all actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the New Note (whether brought against a party hereto or its respective affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement or any of the other Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an Action to enforce any provisions of this Agreement or the New Note, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation , preparation and prosecution of such Action.

For purposes of this Section 9(f), "Action" means any action, claim, suit, inquiry, notice of violation , proceeding (including, without limitation , any investigation or partial proceeding such as a deposition) or investigation  pending  or  threatened  in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, provincial , county, local or foreign),  stock market, stock exchange or trading  facility.

(g) Survival. The representations , warranties , agreements  and covenants contained herein shall survive the execution and delivery of this Agreement.

(h) Execution. This Agreement may be executed in two or more counterparts , all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts  have been  signed by each party and delivered to the other party, it being understood that both parties need  not  sign  the same counterpart. In the event that any signature is delivered by facsimile transmission , such signature shall create a valid and binding obligation of the party  executing  (or on whose behalf such signature is executed) with the same force and  effect  as  if  such facsimile signature page were an original thereof.

(i) Severability. If any provision of this Agreement  is  held  to be invalid or unenforceable in any respect , the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be  affected  or  impaired thereby and the parties  will  attempt to agree upon  a valid  and  enforceable provision  that is a reasonable substitute therefor , and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(j)        Rescission   and   Withdrawal   Right.    Notwithstanding  anything  to the contrary contained in (and without  limiting  any similar provisions  of) this Agreement or  any  of  the  other  Transaction  Documents,  whenever  the  Investor exercises a right, election, demand or option under  this  Agreement  or  any  of  the other Transaction Documents and the Company does not timely perform its related obligations within the periods there in provided , then the Investor may rescind or withdraw, in its sole discretion from time to time upon written  notice  to  the  Company,  any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(k) Replacement of Securities. If any certificate or instrument evidencing the New Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement New Note. If a replacement certificate or instrument evidencing  the  New  Note  is  requested due   to   a  mutilation   thereof,  the  Company   may  require  delivery  of  such  mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

(1) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance under this Agreement and the other Transaction Documents. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(m) Payment   Set   Aside.    To  the  extent  that  the  Company    makes  a payment or payments to the Investor pursuant to this Agreement or the other Transaction Documents or the Investor enforces or exercises its rights thereunder, and such payment or payments  or the  proceeds  of such  enforcement  or  exercise  or  any part thereof are subsequently invalidated , declared to be fraudulent or preferential, set aside, recovered from,  disgorged  by  or  are  required  to  be  refunded , repaid  or  otherwise  restored  to  the Company,  a  trustee,  receiver   or  any  other  person    under  any law  (including,  without limitation, any bankruptcy  law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally Intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not   occurred.

(n) Limitation   of   Liability.    Notwithstanding   anything  herein   to  the contrary, the Company acknowledges and agrees that the  liability  of the  Investor arising directly or indirectly, under this Agreement or the other Transaction Documents of any and every nature whatsoever shall be satisfied solely out of the assets of the Investor, and that  no  trustee, officer, other  investment  vehicle  or any other  affiliate  of the Investor or any investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor.

(o) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be provided in the manner set forth in Section 6.3 of the Purchase Agreement.

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IN WITNESS WHEREOF, each of the Company and the Investor  has  executed this Note Exchange Agreement  the day and year first written   above.

LAS VEGAS RAILWAY EXPRESS, INC. /s/ Michael Barron
Name: Michael A. Barron Title: CEO COWEN OVERSEAS INVESTMENT LP By: /s/ Kevin Raidy Name: Kevin Raidy